Manor
Investment Funds

3rd Quarter Report
September 30, 2018
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2018

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Riding in the West

We had the great fortune of spending our vacation on a week-long bike tour in the western portion of South Dakota. Together with my wife, Anne, we rode our tandem bicycle through Badlands National Park, the Black Hills Forest to Mt. Rushmore, and northward to Devil's Tower in Wyoming. We covered a lot of ground, and struggled up more than a few long climbs, but our efforts always seemed to be rewarded with another magnificent view of the amazing western landscape.

After subjecting investors to some ups and downs during the first half of the year, the stock market rewarded us with strong performance in the 3rd Quarter. The S&P 500 generated a total return of 7.7%, the best 3rd quarter performance since 2010. With year-to-date return for the index at 10.5%, most of the return this year occurred in just one quarter. But this strong performance was not distributed evenly, as growth stocks once again outperformed value stocks, and large-cap stocks outperformed small-caps. This divergence is a continuation of market action in the first half of the year when market returns were driven by a small group of high-valuation stocks in the technology sector, a topic that we covered in our previous market commentary.

A number of factors contributed to the market rally. The domestic economy continued to show signs of improvement as GDP (gross domestic product) growth accelerated from 3% to over 4%, the strongest growth in a number of years. The labor market strengthened, pushing the unemployment down and wages up, and, as a result, consumer confidence rose and consumer spending increased. The virtuous circle of a stronger economy, better labor conditions, and higher consumer spending was apparent when companies announced quarterly results. Strong demand, and the positive impact of tax re-form measures contributed higher revenues, higher profit margins, and strong earnings growth. Encouraged by the strong results many companies increased revenue and earnings guidance.

The market rally was not without its cautionary signs. Valuations remained high, although somewhat lower than early in the year. Volatility in the major indices was unusually low as the S&P 500 index did not register a move of more than 1%, up or down on any day, a possible indica-tion of investor complacency. Typically, a quarter as strong as this would have generated a strong up move and some sort of pullback. In addition, underlying measures of market strength were weak as the number of stocks hitting new highs declined and stocks hitting new lows increased.

But the economy and stock market face a significant headwind as the Fed gradually tightened policy. For almost 10 years the Fed has pursued a very accommodative policy to spur economic growth. They pushed interest rates to almost zero and held them there for an extended period of time. They also aggressively purchased government and mortgage debt, expanding the Fed bal-ance sheet by more than $1 trillion, a policy known as "quantitative easing". Now, as economic growth has begun to accelerate, the Fed is beginning to slowly reverse those policy actions. The initial step in this process has been a gradual increase in short term interest rates in an effort to "normalize" rates. Recently, the Fed initiated the second step of this process to reverse quantita-tive easing, by not reinvesting the proceeds of bonds on their balance sheet as they mature.

The Manor Fund

The Manor Fund rose 2.83%, net of all fees and expenses, during the quarter ending September 30, 2018, underperforming the S&P 500 index return of 7.71% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 7.44%. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing year returning 3.78% for the Fund compared to 17.91% for the S&P 500 and 17.07% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 10.05%, 8.88%, and 8.73% for the Fund compared to annualized returns of 17.31%, 13.90%, and 11.93% for the S&P 500 index, and returns of 16.62%, 12.67%, and 10.96% for the Lipper Large-Cap Core mutual fund index.

During the 3rd Quarter of 2018, the Fund was helped by strong performance from Microsoft Corporation, Biogen, Inc., Anthem, Inc., Delta Airlines, Inc., and CVS Health Corporation. Microsoft and Anthem were among the top performers last quarter, as well. The shares of Microsoft rose steadily throughout the quarter extending a trend that stretches back to the beginning of last year. The company reported revenue and earnings above expectations, driven by strong growth in each of its primary business segments: Productivity and Business Process, Intelligent Cloud, and Personal Computing. The shares of Biogen jumped when the company announced positive top line results of the final analysis for an Alzheimer's drug in development. The stock moved higher again later in the quarter when the company announced revenue and earnings above expectations, and raised revenue and earnings guidance. The shares of Anthem, a provider of managed health care programs for employers and individuals, rose steadily throughout the quarter. The company reported earnings that were better than expected and raised earnings guidance for the fiscal year. The shares of Delta Airlines rose steadily throughout the quarter. Shares of airline stocks were strong in general, but Delta was much stronger on a relative basis despite reporting mediocre results. The company reported earnings above expectations but lowered earnings guidance for the upcoming quarter and fiscal year. The shares of CVS rose steadily after the company reported operating results. The company reported earnings above expectations and lowered earnings guidance for the next quarter, but raised earnings guidance for the fiscal year.

Notable laggards during the 3rd Quarter of 2018 include Western Digital Corp., Facebook, Inc., Mohawk Industries, Inc., Applied Materials, and Skyworks Solutions, Inc. The shares of Western Digital declined steadily throughout the quarter. The company reported earnings above expectations, revenues in line with expectations, and a new share repurchase program. These results were overshadowed when the management reduced revenue and earnings guidance on a subsequent conference call. The shares of Facebook dropped sharply when the company reported operating results. Facebook reported earnings above expectations and strong revenue growth, but lowered guidance for both revenue growth and operating margins. The stock decline wiped out much of the gains from the previous quarter when Facebook was among the top performers in the portfolio. The shares of Mohawk Industries fell sharply when the company reported revenue in line with expectations but earnings that missed expectations. The company also reduced earnings

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - September 30, 2018

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –97.2%		
Consumer Discretionary – 9.3%		
Carnival Corp.	3,508	223,705
D. R. Horton, Inc.	6,104	257,467
Mohawk Ind. *	1,054	184,819
		665,991
Consumer Staples – 7.2%		
JM Smucker Co.	1,803	185,006
Kroger Company	4,302	125,231
PepsiCo, Inc.	1,847	206,495
		516,732
Energy – 8.3%		
Cabot Oil & Gas	8,462	190,564
Valero Energy	3,538	402,448
		593,012
Financial – 14.6%		
Chubb Corp.	1,076	143,797
Discover Financial	2,848	217,730
JPMorgan Chase	2,359	266,189
Metlife Inc.	3,204	149,691
PNC Financial	1,995	271,699
		1,049,106
Health Care – 13.9%		
Allergan PLC	712	135,622
AmerisourceBergen	1,788	164,889
Anthem, Inc.	1,091	298,988
Biogen, Inc. *	742	262,156
CVS Health Corp.	1,758	138,390
		1,000,045
Industrial – 11.6%		
Cummins, Inc.	1,573	229,768
Delta Air Lines	3,486	201,595
FedEx Corp.	1,061	255,478
Fortune Brands H&S	2,833	148,336
		835,177
Information Technology – 18.0%		
Applied Materials	5,051	195,221
DXC Technology	2,633	246,238
Microsoft Corp.	3,768	430,946
Skyworks Solutions	2,893	262,424
Western Digital	2,700	158,058
		1,292,887
Material – 5.7%		
Avery Dennison	3,115	337,510
Nucor Corp.	1,083	68,717
		406,227
Communication Services – 4.6%		
AT & T, Inc.	2,908	97,651
Facebook, Inc cl A*	1,424	234,191
		331,842
Utility – 0.9%		
AES Corporation	4,776	66,864
		66,864
Real Estate Investment Trust – 3.1%		
Equinix, Inc.	520	225,103
		225,103
TOTAL COMMON STOCKS (Cost $ 4,783,385)		6,982,986
SHORT-TERM INVESTMENTS – 2.8%		
1st Amer. Gov. Fund	198,824	198,824
TOTAL SHORT-TERM INVESTMENTS (Cost $ 198,824)		198,824
TOTAL INVESTMENTS – 100.0% (Cost $ 4,982,209)		7,181,810
Other Assets less Liabilities – Less than 0.1%		1,985
NET ASSETS 100.0%		$ 7,183,795

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - September 30, 2018

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending September 30, 2018

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
3rd Quarter	**2.83 %**	7.71 %	7.44 %
1-Year	**3.78 %**	17.91 %	17.07 %
3-Year Annualized	**10.05 %**	17.31 %	16.62 %
5-Year Annualized	**8.88 %**	13.90 %	12.67 %
10-Year Annualized	**8.73 %**	11.93 %	10.96 %
Annualized since inception 9/26/95	**6.33 %**	9.27 %	7.38 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Microsoft Corp.	6.0 %
Valero Energy	5.6 %
Avery Dennison	4.7 %
Anthem, Inc.	4.2 %
PNC Financial	3.8 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	18.0 %
Financial	14.6 %
Health Care	13.9 %
Industrial	11.6 %
Consumer Disc.	9.3 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - September 30, 2018

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.0%		
Consumer Discretionary – 17.2%		
Amazon.com Inc. *	369	739,107
Dollar Tree, Inc. *	3,351	273,274
Expedia, Inc.	2,201	287,186
LKQ Corp. *	8,352	264,508
Royal Caribbean	3,356	436,079
		2,000,154
Consumer Staples – 5.5%		
Church & Dwight	6,524	387,330
Walgreens Boots	3,449	251,432
		638,762
Energy – 3.4%		
Diamondback	2,943	397,864
		397,864
Financial – 2.7%		
Chubb Limited	2,358	315,123
		315,123
Health Care – 19.1%		
AbbVie, Inc.	3,498	330,841
Alexion Pharma. *	2,344	325,839
Eli Lilly & Co.	4,043	433,854
Thermo Fisher	2,820	688,306
UnitedHealth	1,656	440,562
		2,219,402
Industrial – 12.5%		
Landstar System	3,163	385,886
Robert Half Intl.	4,712	331,631
Southwest Airlines	5,930	370,328
United Rentals, Inc.*	2,206	360,902
		1,448,747
Information Technology – 28.0 %		
Apple, Inc.	3,439	776,320
Cognizant Tech	4,952	382,047
IPG Photonics *	2,059	321,348
MasterCard Inc.	2,604	579,676
Microsoft Corp.	3,341	382,110
ON SemCndctor *	20,171	371,752
Worldpay, Inc. *	4,319	437,385
		3,250,638
Material – 3.6%		
Sherwin Williams	914	416,062
		416,062
Communication Services – 5.0%		
Alphabet Inc. Cl A *	241	290,907
Alphabet Inc. Cl C *	241	287,626
		578,533
TOTAL COMMON STOCKS (Cost $6,775,604)		11,265,285
SHORT-TERM INVESTMENTS – 3.0%		
1st Amer. Gov. Fund		345,049
TOTAL SHORT-TERM INVESTMENTS (Cost $ 345,049)		345,049
TOTAL INVESTMENTS – 100.0% (Cost$ 7,120,653)		11,610,334
Other Assets less Liabilities – Less than 0.1%		4,550
NET ASSETS – 100.0%		$ 11,614,884

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - September 30, 2018

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



35%
25%
15%
5%
-5%
-15%
-25%
-35%
-45%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending September 30, 2018

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
3rd Quarter	**8.53 %**	7.71 %	7.48 %
1-Year	**16.58 %**	17.91 %	24.49 %
3-Year Annualized	**15.09 %**	17.31 %	18.83 %
5-Year Annualized	**12.87 %**	13.90 %	14.89 %
10-Year Annualized	**12.06 %**	11.93 %	12.82 %
Annualized since inception 6/30/99	**5.90 %**	5.99 %	4.34 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	6.7 %
Amazon.com, Inc.	6.4 %
Thermo Fisher	5.9 %
Mastercard, Inc.	5.0 %
UnitedHealth Group	3.8 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	28.0 %
Health Care	19.1 %
Consumer Disc.	17.2 %
Industrial	12.5 %
Consumer Staples	5.5 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - September 30, 2018

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 96.6%		
U.S. Treasury 1.375% Due 11-30-18	100,000	99,851
U.S. Treasury 1.000% Due 11-30-19	250,000	245,137
U.S Treasury 1.500 % Due 01-31-22	200,000	191,156
U.S. Treasury 1.250 % Due 07-31-23	400,000	369,750
U.S. Treasury 2.500 % Due 08-15-23	400,000	392,063
U.S. Treasury 1.500 % Due 08-15-26	150,000	134,062
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,440,999)		1,432,019
SHORT-TERM INVESTMENTS – 2.8%		
1st American Treasury Obligation Fund	41,281	41,281
TOTAL SHORT-TERM INVESTMENTS (Cost $ 41,281)		41,281
TOTAL INVESTMENTS – 99.4% (Cost $ 1,482,280)		1,473,300
Other Assets less Liabilities – Net – 0.6%		8,715
NET ASSETS - 100.0%		$ 1,482,015

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2018

(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending September 30, 2018

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
3rd Quarter	**-0.30 %**	-0.32 %	-0.12 %
1-Year	**-1.86 %**	-1.10 %	-1.23 %
3-Year Annualized	**-1.08 %**	0.68 %	0.17 %
5-Year Annualized	**-0.50 %**	1.46 %	0.93 %
10-Year Annualized	**-0.06 %**	2.96 %	2.20 %
Annualized since inception 6/30/99	**1.70 %**	3.98 %	3.75 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 2.500% Due 08-15-23	26.5 %
US Treasury 1.250% Due 07-31-23	24.9 %
US Treasury 1.000% Due 11-30-19	16.5 %
US Treasury 1.500% Due 01-31-22	12.9 %
US Treasury 1.500% Due 08-15-26	9.0 %

(Continued from page 3)
guidance for the next quarter due to concerns about pricing pressure and higher costs. The shares of Applied Materials also declined through much of the quarter. The company reported revenue and earnings that exceeded expectations, but lowered revenue and earnings guidance for the coming quarter. The shares of Skyworks Solutions also declined through much of the quarter. The company reported earnings above expectations, raised revenue and earnings guidance for the coming quarter, and increased the quarterly dividend by 19%. A portion of this decline is attributable to investor concerns about slowing demand for Apple iPhones since Skyworks is a major Apple supplier. By quarter-end it was apparent that the new iPhones were well received. Shares of Skyworks rebounded, but not enough to offset the decline earlier in the quarter.

During the quarter we liquidated our positions in Amphenol, nVent Electric, and Pentair. We sold Amphenol to realize a profit in this long-term holding and because its ranking deteriorated as growth prospects dimmed. We sold nVent Electric, a spinoff from another portfolio holding, because its small position size had little impact on the performance of the portfolio, and we sold Pentair because its ranking had declined. We used the proceeds from these sales to purchase DXC Technologies, a provider of digital information services for cloud applications, and Cummins, a manufacturer of engines and power generation systems.

The Growth Fund

The Manor Growth Fund rose 8.53%, net of all fees and expenses, during the quarter ending September 30, 2018, outperforming both the S&P 500 index return of 7.71% and comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 7.48%. The Fund underperformed the S&P 500 index during the trailing year with a return of 16.58% for the Fund, compared to 17.91% for the S&P 500 index, and the Lipper Index return of 24.49% during the same time period. The Fund underperformed the S&P 500 index during the trailing 3-year and 5-year periods, but outperformed during the trailing 10-year period, with returns of 15.09%, 12.87%, and 12.06% for the Fund compared to returns of 17.31%, 13.90%, and 11.93% for the index. The Fund underperformed the Lipper Large-Cap Growth mutual fund index during the trailing 3-year, 5-year, and 10-year periods with returns of 15.09%, 12.87%, and 12.06% for the Fund compared to returns of 18.83%, 14.89%, and 12.82% over the same time periods. The Fund continues to outperform Lipper Large-Cap Growth index since inception with an annualized return of 5.90% for the Fund compared to 4.34% for the Lipper Large-Cap Growth index.

During the 3rd Quarter of 2018 the Fund was helped by strong performance from Apple, Inc., Amazon.com, Inc., Thermo Fisher Scientific, Eli Lilly & Company, and Royal Caribbean Cruises. The shares of Apple rose steadily through the early part of the quarter. The company reported revenue and earnings above expectations, and raised revenue guidance for the next quarter. The shares stalled a bit late in the quarter as investors assessed new product announcements, but began to move up again towards the end of the quarter. The shares of Amazon rose steadily throughout the quarter, extending a trend that stretched back to last year. The company reported earnings above consensus, but lowered earnings guidance for the next quarter. The shares of Thermo Fisher Scientific rallied early in the quarter when the company reported revenue and earnings above expectations, and raised earnings guidance for the coming quarter. The shares of Eli Lilly also rallied when the company announced revenue and earnings above expectations and raised guidance for the fiscal year. The shares of Royal Caribbean rallied throughout the quarter, recovering almost all of the decline suffered earlier in the year. The company reported earnings above expectations and reaffirmed earnings guidance for the coming quarter.

Notable laggards during the 3rd Quarter of 2018 include IPG Photronics, ON Semiconductor, Constellation Brands, Dollar Tree, and Cognizant Technologies. The shares of IPG Photronics fell sharply when the company issued its quarterly report. IPG reported revenue and earnings that were below expectations and lowered guidance for the next quarter and fiscal year. The company attributed the poor results to softened demand in Europe and China. The shares of ON Semiconductor fell steadily throughout the quarter. The company reported revenue and earnings above expectations, and raised revenue estimates for the coming quarter. The positive report was not

enough to stem the decline in the stock as investor concerns about a cyclical decline in demand pressured all of the stocks in the semiconductor industry. The shares of Constellation Brands were weak early in the quarter following a disappointing quarterly report. Later in the quarter the stock declined again when Constellation announced a substantial investment in Canopy Growth, a global leader in cannabis production, branding, and retailing. The shares of Dollar Tree extended a down-trend stretching back to the beginning of the year. The shares were trading upward early in the quarter but dropped when the company missed earnings expectations by a penny. The earnings miss did not seem significant since the company also reported revenue in line with expectations, and reaffirmed revenue and earnings guidance for the fiscal year. Investors instead focused on the lack of measurable synergies from the acquisition of Family Dollar Stores. The shares of Cognizant Technologies fell after the company reported quarterly results. Cognizant reported earnings that were better than expectations and raised earnings guidance for the fiscal year, but weakness in reported revenue and revenue guidance weighed heavily on the stock.

During the quarter we sold Constellation Brands, a long term holding, booking a substantial profit, and purchased Landstar Systems, a provider of transportation management systems. The overall ranking of Constellation declined as the stock price reflected increased uncertainty as a result of the Canopy Growth acquisition. Landstar Systems is a provider of integrated transportation management systems.

The Bond Fund

The Manor Bond Fund generated a return of –0.30%, net of all fees and expenses, during the quarter ending September 30, 2018, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –0.12%, but outperforming the Lipper US Government mutual fund index return of –0.32%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 1-year, 3-year, 5-year, and 10-year periods with returns of –1.86%, -1.08%, -0.50%, and –0.06% for the Fund, compared to returns of –1.23%, 0.17%, 0.93%, and 2.20% for the Barclay Intermediate Treasury index, and returns of –1.10%, 0.68%, 1.46% and 2.96% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. The Fund is managed as a low-risk alternative for conservative investors.

Pedaling to the Next Summit

Despite the somewhat effortless rise of the markets during this past quarter, investors need to balance their return expectations with the risk of a steep descent that might lie beyond the next curve. Global economic and political events could unsettle our markets. As the European Union struggles with Brexit and tense negotiations with Italy, the European central bank may find its policy options limited. Tense trade negotiations between the US and China or the European Union could raise uncertainty for both multinational corporations and investors. In addition, the threat of higher inflation, which has been well contained to this point, could add another measure of risk for bond investors, and the withdrawal of liquidity by the Fed could impact the markets negatively.

While these macro factors can impact investor expectations, and by extension the market itself, we recognize that they are clearly beyond our control. If fact, while we may be able to anticipate investor reactions to any of these potential events, we find it difficult to convert any of it into actionable portfolio decisions. Instead, we believe that the best foundation for an investment portfolio is to manage risk on an individual stock by stock basis. We focus our search for stocks that trade at attractive valuations based on their earnings potential and financial strength relative to their peers and the market in general. We manage risk by building a diversified portfolio among industry sectors with a long-term investment horizon to ride out the inevitable ups and downs of investor emotions.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.